UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2012

FIRST SAVINGS FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-34155	37-1567871
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

501 East Lewis & Clark Parkway, Clarksville, Indiana	47129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812)283-0724

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

Effective after the close of business on July 6, 2012, First Savings Bank, F.S.B (“First Savings”), the wholly-owned subsidiary of First Savings Financial Group, Inc. (the “Company”), completed the acquisition of four retail branch offices from First Federal Savings Bank of Elizabethtown, Inc. The offices are located in Corydon, Elizabeth, Lanesville and Georgetown, Indiana.

On July 9, 2012, the Company issued a press release announcing the completion of the transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Shell Company Transactions: Not applicable

(d)	Exhibits

Number	Description

99.1	Press Release dated July 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SAVINGS FINANCIAL GROUP, INC.

By:	/s/ Anthony A. Schoen
Anthony A. Schoen Chief Financial Officer

Dated: July 10, 2012